             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                    OVERVIEW
                                  (UNAUDITED)

GENERAL

    The following pro forma condensed consolidated financial information is based on the historical consolidated financial statements of LaBranche after giving effect to the reorganization and related transactions to convert LaBranche from partnership to corporate form (the "Reorganization Transactions"), the acquisitions of Henderson Brothers Holdings, Inc ("Henderson") and Webco Securities, Inc. ("Webco"), and the proposed acquisition of RPM and related transactions (the "RPM Acquisition" and together with the Henderson and Webco acquisitions, the "Acquisitions and Related Transactions"). The Reorganization Transactions and the Acquisitions and Related Transactions are described in greater detail below. The pro forma condensed consolidated statement of financial condition of LaBranche reflects its financial condition on September 30, 2000, as if the RPM Acquisition had occurred on September 30, 2000. The pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000 presents the results of LaBranche as if the Acquisitions and Related Transactions occurred on January 1, 2000. The pro forma condensed consolidated statement of operations for the year ended December 31, 1999 presents the results of LaBranche as if the Reorganization Transactions and the Acquisitions and Related Transactions had occurred on January 1, 1999.

    The pro forma condensed consolidated financial information has been prepared by LaBranche's management and is not necessarily indicative of the results that would have been achieved had the Reorganization Transactions and the Acquisitions and Related Transactions occurred on the dates indicated or that may be achieved in the future. The unaudited pro forma financial information should be read in conjunction with the audited historical financial statements of LaBranche and RPM included elsewhere in this proxy statement/prospectus.

REORGANIZATION TRANSACTIONS

    On August 24, 1999, LaBranche reorganized from partnership to corporate form, with the members of LaB Investing Co. L.L.C. exchanging their membership interests for common stock in LaBranche, and completed its initial public offering. In that offering, LaBranche sold 10,500,000 shares of common stock and received net proceeds of $134.8 million. Concurrently with the offering, LaBranche issued $100.0 million aggregate principal amount of senior notes.

    The redemption of limited partners' interest was accounted for as a step acquisition under the purchase method of accounting. The excess of purchase price over the limited partners' capital accounts was allocated to intangible assets with corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $ 93.6    40 years
Trade Name................................................     26.6    40 years
Goodwill..................................................      7.2    15 years
                                                             ------
                                                             $127.4
                                                             ======

HENDERSON AND WEBCO ACQUISITIONS

    Effective March 2, 2000, LaBranche acquired all the outstanding capital stock of Henderson for an aggregate purchase price of approximately
$228.4 million. The acquisition was accounted for under the purchase method of accounting. The results of Henderson's operations have been included in

LaBranche's condensed consolidated financial statements since March 2, 2000. The excess of purchase price over fair value of approximately $204.9 million was allocated to intangible assets with corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $ 87.7    40 years
Goodwill..................................................    117.2    15 years
                                                             ------
                                                             $204.9
                                                             ======

    Effective March 9, 2000, LaBranche acquired Webco for an aggregate purchase price of $11.0 million in cash, $3.0 million in senior promissory notes and
2.8 million shares of LaBranche's common stock. The acquisition was accounted for under the purchase method of accounting. The results of operations formerly conducted by Webco have been included in LaBranche's condensed consolidated financial statements since March 9, 2000. The excess of purchase price over fair value of approximately $28.8 million was allocated to intangible assets with corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $ 9.8     36 years
Goodwill..................................................    19.0     15 years
                                                             -----
                                                             $28.8
                                                             =====

    The allocation of purchase price and determination of useful lives was based upon an independent appraisal. The useful life of the specialist stock list was determined based upon analysis of historical turnover characteristics of the specialist stocks.

    Effective March 2, 2000, LaBranche incurred senior subordinated indebtedness with a principal amount of $250.0 million. The proceeds of the indebtedness, net of a discount of approximately $4.3 million and issuance costs of approximately $6.9 million, were used for the acquisition of Henderson and partially for the acquisition of Webco and to pay related transaction costs of both acquisitions.

RPM ACQUISITION

    LaBranche will account for the RPM Acquisition under the purchase method of accounting. Accordingly, LaBranche will establish a new basis of accounting for RPM's assets and liabilities based upon their fair values and the value of the merger consideration including the costs associated with the acquisition. The purchase accounting adjustments made in connection with the development of pro forma condensed consolidated financial statements are preliminary and have been made solely for purposes of developing such pro forma consolidated financial information. The financial statement amounts associated with ROBB PECK McCOOEY Real Estate Management Corporation & Subsidiaries ("RPM Real Estate"), RPM Asset Management and ROBB PECK McCOOEY Clearing Corporation Investment Division ("RPM Investment Division"), for the respective periods have been reversed as none of these business lines will be acquired by LaBranche. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achieved with respect to the combined company.

    Actual compensation expense for RPM has been adjusted for nine employees of RPM who will become managing directors of LaBranche with annual base salaries of $250,000 each and will become eligible to participate in LaBranche's Annual Incentive Plan. No other compensation adjustments have been made in connection with the development of the pro forma condensed consolidated results of operations. Additionally, compensation expense includes $2.4 million for three employees of RPM who plan to retire upon the completion of the RPM Acquisition. Accordingly, management believes the pro forma compensation expense may not reflect future cost savings once comprehensive compensation policies are implemented for the combined companies.

    Under the terms of the merger agreement, LaBranche will acquire RPM for an aggregate of approximately 6.9 million shares of common stock and shares of nonconvertible preferred stock having an aggregate face value of approximately $100.0 million and estimated fair value of approximately $89.1 million. In addition, all obligations under RPM's outstanding option agreements with employees will be assumed, with each option to purchase RPM common stock being converted into an option to purchase 98.778 shares of LaBranche common stock. The excess of purchase price over fair value of approximately $448.5 million has been allocated to intangible assets on a preliminary basis with the corresponding respective lives as follows:

INTANGIBLE ASSET                                             AMOUNT      LIFE
----------------                                            --------   --------
Specialist Stock Listing..................................   $180.0    40 years
Goodwill..................................................    268.5    15 years
                                                             ------
                                                             $448.5
                                                             ======

    The allocation of purchase price and determination of useful lives for the acquisition was based upon an independent appraisal as of a preliminary date. The useful life of the specialist stock list was determined based upon analysis of historical turnover characteristics of the specialist stocks.

                      LABRANCHE & CO INC. AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)
                                (000'S OMITTED)

                                                                                PRO FORMA        PRO FORMA FOR
                                                                  (a)      ADJUSTMENTS FOR THE      THE RPM
                                                   HISTORICAL     RPM        RPM ACQUISITION      ACQUISITION
                                                   ----------   --------   -------------------   -------------
                     ASSETS
CASH AND CASH EQUIVALENTS........................   $ 67,927    $ 14,095        $    (650)(b)     $   65,432
                                                                                  (13,445)(c)
                                                                                   (2,495)(d)
CASH SEGREGATED UNDER FEDERAL REGULATIONS........      2,537      29,876               --             32,413
SECURITIES PURCHASED UNDER AGREEMENTS TO
  RESELL.........................................    156,709          --               --            156,709
RECEIVABLE FROM BROKERS AND
  DEALERS........................................     82,510     160,073           (7,730)(c)        234,853
RECEIVABLE FROM CUSTOMERS........................      1,274      31,722               --             32,996
SECURITIES OWNED, at market value:
  Corporate equities.............................    131,127      27,744               --            158,871
  Other..........................................      4,538       3,419             (420)(b)          7,537
EXCHANGE MEMBERSHIPS CONTRIBUTED FOR USE, at
  market value...................................     19,800       3,300               --             23,100
EXCHANGE MEMBERSHIPS OWNED, at cost..............     50,300       3,829           16,171 (e)         70,300
OFFICE EQUIPMENT AND LEASEHOLD IMPROVEMENTS, at
  cost, less accumulated depreciation and
  amortization...................................      2,779       9,033           (7,661)(b)          4,151
INTANGIBLE ASSETS................................    392,254       7,320          448,458 (f)        840,712
                                                                                   (7,320)(f)
OTHER ASSETS.....................................     20,458      31,567             (457)(b)         51,568
                                                    --------    --------        ---------         ----------
      Total assets...............................   $932,213    $321,978        $ 424,451         $1,678,642
                                                    ========    ========        =========         ==========
      LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Notes payable..................................   $     --    $  2,536        $  (1,550)(b)     $      986
  Payable to brokers and dealers.................      2,071      45,299               --             47,370
  Payable to customers...........................      3,767      71,652               --             75,419
  Securities sold, but not yet purchased, at
    market value.................................     49,706       8,745               --             58,451
  Accounts payable and other accrued expenses....     43,894      39,978           30,152 (g)        107,112
                                                                                   (6,912)(b)
  Income tax liabilities.........................      2,666       4,496               --              7,162
  Deferred tax liabilities.......................     61,788          --           93,181 (f)        154,969
                                                    --------    --------        ---------         ----------
                                                     163,892     172,706          114,871            451,469
LONG TERM DEBT...................................    355,775          --               --            355,775
                                                    --------    --------        ---------         ----------
SUBORDINATED LIABILITIES
  Exchange memberships, at market value..........     19,800       3,300               --             23,100
  Other subordinated indebtedness................     46,508      45,518          (21,175)(c)         70,851
                                                    --------    --------        ---------         ----------
                                                      66,308      48,818          (21,175)            93,951
STOCKHOLDERS' EQUITY.............................    346,238     100,454          439,255 (h)        777,447
                                                                                   (7,320)(f)
                                                                                 (100,454)(i)
                                                                                     (726)(b)
                                                    --------    --------        ---------         ----------
      Total liabilities and stockholders'
        equity...................................   $932,213    $321,978        $ 424,451         $1,678,642
                                                    ========    ========        =========         ==========

                      LABRANCHE & CO INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)
                     (000'S OMITTED, EXCEPT PER SHARE DATA)

                                                                           PRO FORMA
                                                                          ADJUSTMENTS
                                                                            FOR THE           PRO FORMA
                                                                           HENDERSON           FOR THE
                                                                              AND           HENDERSON AND
                                                    (j)         (k)          WEBCO              WEBCO          (r)
                                     HISTORICAL    WEBCO     HENDERSON    ACQUISITIONS       ACQUISITIONS      RPM
                                     ----------   --------   ----------   ------------      --------------   --------
REVENUES:
  Net gain on principal
    transactions...................   $203,174     $1,972      $7,178       $     --           $212,324      $ 67,877
  Commissions......................     32,367        712       2,910             --             35,989        15,903
  Other............................     11,995        145        (275)            --             11,865        28,573
                                      --------     ------      ------       --------           --------      --------
      Total revenues...............    247,536      2,829       9,813             --            260,178       112,353
EXPENSES:
  Employee compensation and related
    benefits.......................     64,435      2,091       6,635          6,678 (l)         79,839        46,446
  Lease of exchange memberships....      8,127         --          --             --              8,127         3,208
  Interest.........................     29,910         17       1,634          5,027 (m)         35,057         5,934
                                                                                  42 (n)
                                                                              (1,573)(o)
  Exchange, clearing and brokerage
    fees...........................      3,631        191         254             --              4,076         5,824
  Depreciation and amortization of
    intangibles....................     12,404         --          --          1,996 (p)         14,400         1,251
  Occupancy........................        936         --          38             --                974         1,629
  Communications...................      1,133         --          27             --              1,160         2,182
  Legal and professional fees......      1,741         --         350             --              2,091         1,030
  Other............................      4,826        441         727             --              5,994         5,352
                                      --------     ------      ------       --------           --------      --------
      Total expenses before
        provision for income
        taxes......................    127,143      2,740       9,665         12,170            151,718        72,856
                                      --------     ------      ------       --------           --------      --------
      Income before provision for
        income taxes...............    120,393         89         148        (12,170)           108,460        39,497
PROVISION FOR INCOME TAXES.........     60,764       (200)        250         (4,847)(q)         55,967        18,484
                                      --------     ------      ------       --------           --------      --------
  Net income.......................   $ 59,629     $  289      $ (102)      $ (7,323)          $ 52,493      $ 21,013
                                      ========     ======      ======       ========           ========      ========
  Diluted weighted average shares
    outstanding....................     48,272
                                      ========
  Diluted net earnings per share...   $   1.24
                                      ========

                                                              PRO FORMA
                                                               FOR THE
                                                              HENDERSON
                                                              AND WEBCO
                                        PRO FORMA            ACQUISITIONS
                                     ADJUSTMENTS FOR           AND THE
                                         THE RPM                 RPM
                                       ACQUISITION           ACQUISITION
                                     ---------------         ------------
REVENUES:
  Net gain on principal
    transactions...................     $     --               $280,201
  Commissions......................           --                 51,892
  Other............................       (3,367)(s)             37,071
                                        --------               --------
      Total revenues...............       (3,367)               369,164
EXPENSES:
  Employee compensation and related
    benefits.......................       (2,966)(s)            125,249
                                          (5,979)(t)
                                           2,250 (u)
                                           1,094 (v)
                                           4,565(w)
  Lease of exchange memberships....           --                 11,335
  Interest.........................         (162)(s)             39,590
                                          (1,239)(x)

  Exchange, clearing and brokerage
    fees...........................         (140)(s)              9,760
  Depreciation and amortization of
    intangibles....................         (132)(s)             31,972
                                          16,798 (y)
                                            (345)(z)
  Occupancy........................         (298)(s)              2,305
  Communications...................         (473)(s)              2,869
  Legal and professional fees......         (246)(s)              2,875
  Other............................         (757)(s)             10,589
                                        --------               --------
      Total expenses before
        provision for income
        taxes......................       11,970                236,544
                                        --------               --------
      Income before provision for
        income taxes...............      (15,337)               132,620
PROVISION FOR INCOME TAXES.........         (632)(s)(q)          73,819
                                        --------               --------
  Net income.......................     $(14,705)              $ 58,801
                                        ========               ========
  Diluted weighted average shares
    outstanding....................                              56,743(jj)
                                                               ========
  Diluted net earnings per share...                            $   0.90(kk)
                                                               ========

                      LABRANCHE & CO INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)
                     (000'S OMITTED, EXCEPT PER SHARE DATA)

                                                                   PRO FORMA          PRO FORMA
                                                                ADJUSTMENTS FOR        FOR THE
                                                               THE REORGANIZATION   REORGANIZATION     (j)         (k)
                                                  HISTORICAL      TRANSACTIONS       TRANSACTIONS     WEBCO     HENDERSON
                                                  ----------   ------------------   --------------   --------   ---------
REVENUES:
  Net gain on principal transactions............   $150,971         $     --           $150,971      $ 7,474     $52,470
  Commissions...................................     37,222               --             37,222        5,714      23,663
  Other.........................................     12,844               --             12,844          555       5,956
                                                   --------         --------           --------      -------     -------
    Total revenues..............................    201,037               --            201,037       13,743      82,089
EXPENSES:
  Employee compensation and related benefits....     34,268           29,180 (aa)        63,448        7,912      43,263
  Lease of exchange memberships.................      8,416               --              8,416          392          --
  Interest......................................      8,286            6,129 (bb)        15,091           --       4,178
                                                                         981 (cc)
                                                                          18 (dd)
                                                                        (323)(ee)
  Exchange, clearing and brokerage fees.........      3,709               --              3,709          609       1,765
  Amortization of intangibles...................      4,623            2,185 (ff)         6,808           --          --
  Occupancy.....................................      1,411               --              1,411          119         217
  Communications................................      1,193               --              1,193           --         137
  Legal and professional fees...................      1,622               --              1,622           --         887
  Other.........................................      3,041               --              3,041          537       6,974
                                                   --------         --------           --------      -------     -------
    Total expenses before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................     66,569           38,170            104,739        9,569      57,421
                                                   --------         --------           --------      -------     -------
    Income before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................    134,468          (38,170)            96,298        4,174      24,668
MANAGING DIRECTORS' COMPENSATION................     56,191          (56,191)(gg)            --           --          --
    Income before limited partners' interest in
      earnings of subsidiary and provision for
      taxes.....................................     78,277           18,021             96,298        4,174      24,668
LIMITED PARTNERS' INTEREST IN EARNINGS OF
  SUBSIDIARY....................................     25,344          (25,344)(hh)            --           --          --
                                                   --------         --------           --------      -------     -------
    Income before provision for income taxes....     52,933           43,365             96,298        4,174      24,668
PROVISION FOR INCOME TAXES......................     23,899           23,451 (ii)        47,350        1,914      12,317
                                                   --------         --------           --------      -------     -------
  Net income....................................   $ 29,034         $ 19,914           $ 48,948      $ 2,260     $12,351
                                                   ========         ========           ========      =======     =======
  Diluted weighted average shares outstanding...     40,443
                                                   ========
  Diluted net earnings per share................   $   0.72
                                                   ========


                                                                       PRO FORMA FOR THE
                                                      PRO FORMA          REORGANIZATION                  PRO FORMA
                                                   ADJUSTMENTS FOR      TRANSACTIONS AND                ADJUSTMENTS
                                                  THE HENDERSON AND    THE HENDERSON AND       (r)      FOR THE RPM
                                                  WEBCO ACQUISITIONS   WEBCO ACQUISITIONS      RPM      ACQUISITION
                                                  ------------------   ------------------   ---------   ------------
REVENUES:
  Net gain on principal transactions............        $     --            $210,915         $35,761      $     --
  Commissions...................................              --              66,599          25,532            --
  Other.........................................              --              19,355          29,724        (5,442)(s)
                                                        --------            --------         -------      --------
    Total revenues..............................              --             296,869          91,017        (5,442)
EXPENSES:
  Employee compensation and related benefits....         (23,713)(l)          90,910          44,548        (4,174)(s)
                                                                                                            (5,221)(t)
                                                                                                             3,000 (u)
                                                                                                             1,459 (v)
                                                                                                            (7,816)(w)
  Lease of exchange memberships.................              --               8,808           3,699            --
  Interest......................................          31,032 (m)          46,613           5,508          (176)(s)
                                                             250 (n)                                        (1,630)(x)
                                                          (3,938)(o)

  Exchange, clearing and brokerage fees.........              --               6,083           5,522          (315)(s)
  Amortization of intangibles...................          11,543 (p)          18,351           1,904          (167)(s)
                                                                                                            22,397(y)
                                                                                                              (460)(z)
  Occupancy.....................................              --               1,747           2,126          (425)(s)
  Communications................................              --               1,330           2,886          (686)(s)
  Legal and professional fees...................              --               2,509           1,221          (311)(s)
  Other.........................................              --              10,552           7,323          (744)(s)
                                                        --------            --------         -------      --------
    Total expenses before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................          15,174             186,903          74,737         4,731
                                                        --------            --------         -------      --------
    Income before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................         (15,174)            109,966          16,280       (10,173)
MANAGING DIRECTORS' COMPENSATION................              --                  --              --            --
    Income before limited partners' interest in
      earnings of subsidiary and provision for
      taxes.....................................         (15,174)            109,966          16,280       (10,173)
LIMITED PARTNERS' INTEREST IN EARNINGS OF
  SUBSIDIARY....................................              --                  --              --            --
                                                        --------            --------         -------      --------
    Income before provision for income taxes....         (15,174)            109,966          16,280       (10,173)
PROVISION FOR INCOME TAXES......................          (3,415)(q)          58,166           7,280         4,124 (s)(q)
                                                        --------            --------         -------      --------
  Net income....................................        $(11,759)           $ 51,800         $ 9,000      $(14,297)
                                                        ========            ========         =======      ========
  Diluted weighted average shares outstanding...

  Diluted net earnings per share................

                                                    PRO FORMA
                                                     FOR THE
                                                  REORGANIZATION
                                                  TRANSACTIONS,
                                                  THE HENDERSON
                                                    AND WEBCO
                                                   ACQUISITIONS
                                                   AND THE RPM
                                                   ACQUISITION
                                                  --------------
REVENUES:
  Net gain on principal transactions............     $246,676
  Commissions...................................       92,131
  Other.........................................       43,637
                                                     --------
    Total revenues..............................      382,444
EXPENSES:
  Employee compensation and related benefits....      122,706

  Lease of exchange memberships.................       12,507
  Interest......................................       50,315

  Exchange, clearing and brokerage fees.........       11,290
  Amortization of intangibles...................       42,025

  Occupancy.....................................        3,448
  Communications................................        3,530
  Legal and professional fees...................        3,419
  Other.........................................       17,131
                                                     --------
    Total expenses before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................      266,371
                                                     --------
    Income before managing directors'
      compensation, limited partners' interest
      in earnings of subsidiary and provision
      for income taxes..........................      116,073
MANAGING DIRECTORS' COMPENSATION................           --
    Income before limited partners' interest in
      earnings of subsidiary and provision for
      taxes.....................................      116,073
LIMITED PARTNERS' INTEREST IN EARNINGS OF
  SUBSIDIARY....................................           --
                                                     --------
    Income before provision for income taxes....      116,073
PROVISION FOR INCOME TAXES......................       69,570
                                                     --------
  Net income....................................     $ 46,503
                                                     ========
  Diluted weighted average shares outstanding...       56,121(jj)
                                                     ========
  Diluted net earnings per share................     $   0.65(kk)
                                                     ========

                      LABRANCHE & CO INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

  a. Reflects the historical statement of financial condition of RPM as of September 30, 2000.

  b. Reflects the reversal of the historical balances of RPM Real Estate and RPM Asset Management as of September 30, 2000, as LaBranche will not acquire these business lines.

  c. Reflects the repayment of approximately $21.2 million of subordinated debt of RPM prior to the completion of the RPM Acquisition. Repayment is assumed to be applied first to reduce available cash and the remainder to reduce receivable from brokers and dealers.

  d. Reflects the estimated payments for professional services provided in connection with the RPM Acquisition.

  e. Reflects the write-up of the exchange memberships acquired in the RPM Acquisition to fair market value from historical cost based on the last consummated sale as of December 31, 2000.

  f. Reflects a total of $448.5 million of purchase price allocated to intangibles for the RPM Acquisition, as well as the reversal of $7.3 million of intangible assets remaining from RPM's prior transactions. The amount allocated to intangibles was also adjusted to record deferred tax liabilities at an estimated rate of 47.5% related to the excess of purchase price allocated to exchange memberships and intangible assets, other than goodwill.

  g. Reflects the recognition of the present value of $40.0 million of compensation payable under the RPM Deferred Compensation Plan to certain RPM employees 81 months after the completion of the RPM Acquisition.

  h. Reflects the issuance in connection with the RPM Acquisition of an aggregate of approximately 6.9 million shares of LaBranche common stock and shares of nonconvertible preferred stock having an aggregate face value of approximately $100.0 million and an estimated fair value of approximately $89.1 million. In addition, all obligations under RPM's outstanding option agreements with employees will be assumed and each option to purchase RPM common stock will be converted into a vested option to purchase 98.778 shares of LaBranche common stock. In determining consideration paid, the measurement date of January 18, 2001 is used for valuing the shares of common stock to be issued. The measurement date, for accounting purposes, is the last date the consideration becomes fixed without subsequent revision. For purposes of determining the consideration paid for the pro forma financial statements, 6.9 million shares of common stock and the replacement options were assumed to be issued at a market price of $37.63 per share. The market price was calculated using a volume weighted average of the closing price of the stock for the three business days before and the three business days after January 18, 2001, the date of the merger agreement for accounting purposes.

  i. Reflects the elimination of the stockholders' equity of RPM.

  j. Reflects the historical results of operations of Webco for the period from January 1, 2000 to March 9, 2000 and for the year ended December 31, 1999, respectively.

  k. Reflects the historical results of operations of Henderson for the period from January 1, 2000 to March 2, 2000 and for the year ended December 31, 1999, respectively.

  l. Employee compensation and benefits was adjusted to reverse actual compensation paid to Henderson and Webco employees based upon new compensation arrangements to which these employees became subject upon becoming employees of LaBranche. Eighteen Henderson and Webco employees became eligible to participate in LaBranche's Annual Incentive Plan and were entitled to receive a base annual compensation and bonus as described in Note aa below.

 m. Reflects the interest expense on $250.0 million principal amount of senior subordinated notes, including the accretion of approximately $4.3 million of discount and the amortization of $6.9 million of debt issuance costs based on an effective interest rate of approximately 13.0%. This excludes any payment made pursuant to an Excess Cash Flow Offer.

  n. Reflects the interest expense for $2.5 million of senior promissory notes, issued to Webco stockholders to indemnify LaBranche for breaches of representations and warranties at an interest rate of 10.0%.

  o. Reflects the reversal of the actual interest expense incurred prior to the repayment of $54.1 million of Hendersons' subordinated debt.

  p. Reflects the amortization of intangibles, on a straight-line basis, related to the Henderson and Webco acquisitions.

  q. Reflects the consolidated federal, state and local taxes for the combined company at an estimated tax rate of approximately 47.5%, including the deferred tax benefit related to the amortization of the deferred tax liability established in connection with the recording of the specialist stock listings at the respective estimated lives of the intangible assets.

  r. Reflects the historical results of operations of RPM for the nine months ended September 30, 2000 and for the year ended December 31, 1999, respectively.

  s. Reflects the reversal of the historical results of operations of RPM Real Estate, RPM Asset Management and RPM Investment Division for the nine months ended September 30, 2000 and for the year ended December 31, 1999, respectively, as LaBranche will not acquire these RPM business lines.

  t. Reflects the reversal of actual compensation expense related to RPM's stock option agreements with employees. These RPM options will be converted into vested options to buy LaBranche common stock at the time of the RPM Acquisition.

  u. Reflects the pro rata compensation expense for the $9.0 million retention bonus pool payable to certain employees of RPM on the third anniversary of the RPM acquisition.

  v. Reflects the accretion expense, using an effective interest method, for the approximately $9.8 million discount on the RPM Deferred Compensation Plan.

  w. Employee compensation and benefits was adjusted to reverse actual compensation paid to RPM employees based upon new compensation arrangements to which those employees will be subject upon becoming employees of LaBranche. Nine RPM employees will become entitled to participate in LaBranche's Annual Incentive Plan and will be entitled to receive a base annual compensation and bonus as described in Note aa below.

  x. Reflects the reversal of the actual interest expense incurred prior to the repayment of $21.2 million of RPM's subordinated debt.

  y. Reflects the amortization of intangibles, on a straight-line basis, related to the RPM Acquisition.

  z. Reflects the reversal of the amortization of RPM's existing intangible assets prior to the RPM Acquisition.

 aa. Employee compensation and benefits was adjusted to reflect managing directors' compensation based on the revised compensation policies which were implemented at the time of the Reorganization Transaction in August 1999. Under this policy, a compensation pool of up to 30% of pre-tax income is set aside for managing directors and other employees. The pro forma compensation adjustment reflects managing directors' compensation, which is comprised of an annual base salary of approximately $8.5 million (34 managing directors at $250,000), and the remaining balance as bonus. The pro forma adjustment also includes compensation expenses related to employee restricted stock awards of $14.8 million which vest over 5 years and result in an annual expense of approximately $3.0 million. The pro forma adjustment does not include any other compensation expenses related to employees who are not managing directors.

 bb. Reflects the interest expense for the $100.0 million of senior notes, issued on August 24, 1999, based upon an interest rate of 9.5%.

 cc. Reflects the interest expense for the $16.0 million senior note, issued on August 24, 1999, based on an interest rate of 9.5%.

 dd. Reflects the interest expense for the $350,000 of subordinated indebtedness, issued on August 24, 1999, based on an interest rate of 8.0%.

 ee. Reflects the reversal of the actual interest expense, incurred prior to the Reorganization Transactions, related to the $5.0 million of subordinated indebtedness repaid, based on an interest rate of 10.0%.

  ff. Reflects the amortization of intangibles, on a straight-line basis, related to the redemption of limited partners' interest.

 gg. Managing directors' compensation was adjusted to reverse the actual amounts recorded prior to the Reorganization Transactions.

 hh. Reflects reversal of actual limited partners' interest in earnings of subsidiary prior to the Reorganization Transactions.

  ii. Reflects federal, state and local income taxes at an estimated tax rate of approximately 47.5%, as a result of the Reorganization Transactions.

  jj. Reflects the weighted average shares outstanding, assuming the common stock issued to former RPM and Webco stockholders was issued on January 1, 2000 and January 1, 1999, respectively. In addition, reflects potential dilutive effect on the common shares, including the options to buy LaBranche common stock issued to RPM option holders using the average stock price of LaBranche common stock for the nine months ended
      September 30, 2000 and for the year ended December 31, 1999 respectively.

 kk. Reflects earnings per share calculated by dividing net income less dividends on the nonconvertible preferred stock issued to RPM stockholders for the nine months ended September 30, 2000 and for the year ended December 31, 1999, respectively, by the weighted average shares outstanding as calculated in Note jj above.

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